UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                                   FORM 8-K
                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported): May 31, 2002




                         THE ZIEGLER COMPANIES, INC.
            (Exact name of Registrant as specified in its charter)


        Wisconsin                  1-10854                  39-1148883
 (State of incorporation)    (Commission File No.)   (I.R.S. Employer ID No.)


                          250 East Wisconsin Avenue
                          Milwaukee, Wisconsin 53202
              (Address of principal executive offices) (Zip Code)
                                (414) 277-4400
             (Registrant's telephone number, including area code)

      Item 4.  Changes to Registrant's Certifying Accountant

      Effective May 31, 2002, The Ziegler Companies, Inc. ("Ziegler") dismissed its current independent public accountants, Arthur Andersen LLP ("Andersen"). The termination of Andersen as accountants was approved by the Board of Directors, and was in response to the rapid reduction in staff at Andersen.

     During Ziegler's two most recent fiscal years, and the subsequent interim periods, through May 31, 2002, there were no disagreements between Ziegler and Andersen on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports on Ziegler's financial statements for such periods.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred during Ziegler's two most recent fiscal years ended December 31, 2001, or during any subsequent interim period through May 31, 2002.

     The audit reports issued by Andersen on the consolidated financial statements of Ziegler as of and for the fiscal years ended December 31, 2001 and December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Ziegler provided Andersen with a copy of the foregoing disclosures, and a letter from Andersen confirming its agreement with these disclosures is attached as Exhibit 16.1 to this report.

     During Ziegler's two most recent fiscal years and through May 31, 2002, Ziegler did not consult with any other accounting firm besides Andersen with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Ziegler's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and
(ii) of Regulation S-K.

     Ziegler's Board of Directors is in the process of selecting an auditing firm to audit its financial statements for the year ending December 31, 2002.

      Item 5.  Other Information

      During the week of May 28, 2002, Ziegler completed the acquisition of 200,000 shares of its common stock in a privately negotiated transaction. The sellers were a group of existing shareholders, but did not include any current directors or executive officers. The acquisition was made at a price of $15.40 per share. Ziegler's Board also authorized the purchase by Ziegler of an additional 100,000 shares of its common stock, in market or private transactions, at times, prices and terms considered appropriate by management.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       THE ZIEGLER COMPANIES, INC.



Date:  May 31, 2002                    By: /s/ Gary P. Engle
                                           Gary P. Engle
                                           Senior Vice President and
                                           Chief Financial Officer

                        THE ZIEGLER COMPANIES, INC.
                 Exhibit Index to Current Report on Form 8-K
                             Dated May 31, 2002
Exhibit Number                   Exhibit
        16.1 Letter dated May 31, 2002 from Arthur Andersen LLP regarding change in certifying accountant.


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